UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2021 (May 5, 2021)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
    and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 5, 2021, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three months ended March 31, 2021. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references adjusted financial information in both the Release and the conference call. A reconciliation of these adjusted financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2021 Annual Meeting of Stockholders on May 5, 2021 in a virtual meeting format. Stockholders representing 30,944,848 shares, or 94.83%, of the common shares outstanding as of the March 19, 2021 record date were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company's Definitive Proxy Statement for the 2021 Annual Meeting filed April 2, 2021. Final voting results are shown below.

Proposal 1 - Election of Directors
In order to be elected, each nominee for election as a director requires the affirmative vote of a majority of the shares present at the 2021 Annual Meeting and entitled to vote. Nine directors were elected to hold office for a one-year term expiring in 2022. The following summarizes the votes received for each nominee for director.

Director	Votes Cast For	Votes Cast Against	Abstain	% of Votes For	Broker Non-Votes
Mark G. Barberio	29,906,094	60,672	8,050	99.77%	970,032
William T. Bosway	29,946,623	20,891	7,302	99.91%	970,032
Craig A. Hindman	29,542,694	424,084	8,038	98.56%	970,032
Gwendolyn G. Mizell	29,746,763	220,389	7,664	99.24%	970,032
William P. Montague	28,547,690	1,419,076	8,050	95.24%	970,032
Linda K. Myers	29,809,057	157,895	7,864	99.45%	970,032
James B. Nish	29,913,936	53,032	7,848	99.80%	970,032
Atlee Valentine Pope	29,642,763	324,161	7,892	98.89%	970,032
Manish H. Shah	29,941,286	24,207	9,323	99.89%	970,032

Proposal 2 - Amendment of the Company's Certificate of Incorporation
This proposal was to approve an amendment to the Company's Certificate of Incorporation of Gibraltar Industries, Inc. to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 60,000,000 to 110,000,000.

Votes Cast For	Votes Cast Against	Abstain	% of Votes For
29,612,499	1,314,147	18,202	95.69%

Proposal 3 - Advisory Vote on Executive Compensation ("Say-on-Pay")
This proposal was an advisory vote of the stockholders to approve the Company's compensation of its named executive officers (commonly referred to as the "Say-on-Pay" vote). The stockholders approved of the Company's executive officer compensation in the advisory Say-on-Pay vote. The following summarizes the voting results for the advisory "Say-on-Pay" vote:

Votes Cast For	Votes Cast Against	Abstain	% of Votes For	Broker Non-Votes
27,831,143	1,524,228	619,445	92.85%	970,032

Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm
The selection of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2021 was ratified, based upon the following votes:

Votes Cast For	Votes Cast Against	Abstain	% of Votes For
30,784,773	153,910	6,165	99.48%

Item 8.01 Other Events

On March 17, 2021, the Company’s Board of Directors approved a proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 50,000,000 to 100,000,000, and to correspondingly increase the total authorized shares of stock from 60,000,000 to 110,000,000. The proposal to amend the Company’s Certificate of Incorporation was submitted to and approved by the Company’s stockholders at the annual meeting of the Company’s stockholders held May 5, 2021.

Effective May 6, 2021, a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) was filed with the Secretary of State of the State of Delaware to provide for the increase in the number of authorized shares of common stock of the Company as approved by the Company’s stockholders.

The foregoing description of the terms and conditions of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Gibraltar Industries, Inc.
99.1	Earnings Release issued by Gibraltar Industries, Inc. on May 5, 2021

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	May 6, 2021
		By:	/s/ Jeffrey J. Watorek
Jeffrey J. Watorek
Vice President, Treasurer and Secretary

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